Exhibit 99.1
Trulieve Reports Second Quarter 2025 Results
Highlighting Progress on 2025 Plan

•Second quarter revenue of $302 million, with 61% gross margin
•Cash flow from operations of $137 million and free cash flow of $108 million* in the first half of 2025
•Sold over 12.5 million branded products in the second quarter, up 9% compared to last year

Tallahassee, FL – August 6, 2025 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended June 30, 2025. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.
Q2 2025 Financial and Operational Highlights*
•Revenue of $302 million was comparable to last year, with 94% of revenue from retail sales.
•Achieved gross margin of 61% versus 60% last year, with GAAP gross profit of $183 million.
•Reported net loss attributable to common shareholders of $14 million. Adjusted net loss of $8 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved adjusted EBITDA of $111 million*, or 37% of revenue, up 3% year over year.
•Generated cash flow from operations of $86 million and free cash flow of $75 million*.
•Cash at quarter end was $401 million.
•Rewards program members reached over 725,000 members as of June 30, 2025. Loyalty members accounted for 71% of transactions during the second quarter.
•Opened three dispensaries in Oakland Park and St. Petersburg, Florida; and Lorain, Ohio.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
Recent Developments
•Launched purpose-led brand Redemption Cannabis products in West Virginia.
•Supported Mission [Green], a national initiative powered by The Weldon Project to support individuals disproportionately impacted by cannabis prohibition with a "Roll-Up for Justice" register campaign in several markets.
•Expanded distribution of Onward premium THC beverages in Florida and Illinois and launched new Upward THC energy drinks.
•Currently operate 231 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary

“The team has made tremendous progress on our 2025 plan, focusing on customers, distribution, branded products and reform,” said Kim Rivers, Trulieve CEO. “With strong margins and cash flow, scaled operations, and flexibility across our platform, Trulieve is uniquely positioned as an industry leader.”
Financial Highlights*

Results of Operations	For the Three Months Ended					For the Six Months Ended
(Figures in millions except per share data)	June 30, 2025	June 30, 2024	% Better / (Worse)	March 31, 2025	% Better / (Worse)	June 30, 2025	June 30, 2024	% Better / (Worse)
Revenue	$302	$303	—%	$298	1%	$600	$601	—%
Gross profit	$183	$182	1%	$183	—%	$366	$356	3%
Gross margin %	61%	60%		62%		61%	59%
Operating expenses	$130	$132	1%	$150	13%	$280	$260	(8)%
Operating expenses %	43%	43%		50%		47%	43%
Net loss**	$(14)	$(12)	(15%)	$(33)	58%	$(47)	$(35)	(33)%
Net loss continuing operations	$(16)	$(11)	(48%)	$(32)	51%	$(48)	$(34)	(40)%
Adjusted net (loss) income	$(8)	$0	NMF	$(3)	(128%)	$(11)	$(10)	(11)%
Basic and diluted shares outstanding	191	190		191		191	190
EPS continuing operations	$(0.07)	$(0.04)	(58%)	$(0.16)	57%	$(0.23)	$(0.21)	(14%)
Adjusted EPS	$(0.04)	$0.00	NMF	$(0.02)	(128)%	$(0.06)	$(0.05)	(11%)
Adjusted EBITDA	$111	$107	3%	$109	1%	$220	$213	3%
Adjusted EBITDA Margin %	37%	35%		37%		37%	35%

NMF - No Meaningful Figure
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on August 6, 2025, at 8:30 A.M. Eastern time, to discuss its second quarter 2025 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 0294941

International: 1-412-542-4136	Passcode: 0294941
A live audio webcast of the conference call will be available at:
Trulieve Second Quarter 2025 Results Call
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events
The Company’s Form 10-Q for the quarter ended June 30, 2025, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management's Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca/landingpage/ and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	June 30, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$392.6	$238.8
Short-term investments	—	60.4
Restricted cash	8.4	0.9
Accounts receivable, net	10.8	8.3
Inventories	241.5	231.4
Income tax receivable	7.3	10.0
Prepaid expenses	22.4	23.0
Other current assets	24.5	26.2
Notes receivable - current portion, net	3.1	4.8
Assets associated with discontinued operations	0.8	0.9
Total current assets	711.4	604.6
Property and equipment, net	699.0	716.1
Right of use assets - operating, net	112.4	119.5
Right of use assets - finance, net	69.7	64.4
Intangible assets, net	832.4	859.5
Goodwill	483.9	483.9
Notes receivable, net	0.5	0.5
Other assets	10.6	19.8
Long-term assets associated with discontinued operations	1.9	2.0
TOTAL ASSETS	$2,921.8	$2,870.3
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$79.0	$94.0
Deferred revenue	8.4	8.0
Notes payable - current portion	3.7	3.4
Operating lease liabilities - current portion	12.6	12.1
Finance lease liabilities - current portion	10.3	9.5
Construction finance liabilities - current portion	2.2	1.9
Contingencies	4.5	6.3
Liabilities associated with discontinued operations	3.3	3.1
Total current liabilities	123.8	138.5
Long-Term Liabilities:
Private placement notes, net	365.7	364.8
Notes payable, net	108.5	111.9
Operating lease liabilities	112.2	117.5
Finance lease liabilities	73.8	67.7
Construction finance liabilities	134.7	135.5
Deferred tax liabilities	186.6	196.5
Uncertain tax position liabilities	559.7	445.2
Other long-term liabilities	11.9	5.0
Long-term liabilities associated with discontinued operations	35.4	38.6
TOTAL LIABILITIES	$1,712.4	$1,621.2
SHAREHOLDERS’ EQUITY
Common stock, no par value; unlimited shares authorized. 191,100,655 and 191,005,940 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively.	$—	$—
Additional paid-in-capital	2,067.4	2,057.0
Accumulated deficit	(842.4)	(795.7)
Non-controlling interest	(15.6)	(12.3)
TOTAL SHAREHOLDERS’ EQUITY	1,209.5	1,249.0
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,921.8	$2,870.3

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$302.1	$303.4	$599.8	$601.1
Cost of goods sold	119.2	121.8	233.7	245.6
Gross profit	182.9	181.6	366.1	355.5
Expenses:
Selling, general, and administrative	101.1	102.6	219.9	203.9
Depreciation and amortization	29.4	28.1	58.8	55.8
Impairment and other charges, net of (recoveries)	(0.3)	1.2	1.5	(0.1)
Total expenses	130.3	131.9	280.2	259.6
Income from operations	52.6	49.8	86.0	95.9
Other income (expense):
Interest expense, net	(16.4)	(15.4)	(32.7)	(30.1)
Interest income	3.6	4.0	6.7	7.3
Other expense, net	(1.0)	(1.8)	(0.7)	(4.6)
Total other expense, net	(13.7)	(13.2)	(26.7)	(27.4)
Income before provision for income taxes	38.9	36.5	59.2	68.5
Provision for income taxes	54.7	47.2	107.2	102.6
Net loss from continuing operations	(15.8)	(10.7)	(48.0)	(34.2)
Net loss from discontinued operations, net of tax benefit (provision) of $(441), $0, $(441), and $0, respectively	(0.3)	(1.6)	(1.9)	(3.0)
Net loss	(16.1)	(12.3)	(49.9)	(37.2)
Less: net loss attributable to non-controlling interest from continuing operations	(2.3)	(0.3)	(3.2)	(2.1)
Net loss attributable to common shareholders	$(13.8)	$(12.0)	$(46.7)	$(35.1)

Earnings Per Share
Net loss per share - Continuing operations:
Basic and diluted	$(0.07)	$(0.04)	$(0.23)	$(0.21)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.00)	$(0.01)	$(0.01)	$(0.02)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	191.2	190.3	191.2	189.9

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash flows from operating activities
Net loss	$(16.1)	$(12.3)	$(49.9)	$(37.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29.4	28.1	58.8	55.8
Depreciation included in cost of goods sold	13.7	13.3	27.6	26.8
Impairment and other charges, net of (recoveries)	(2.0)	1.2	(0.2)	(0.1)
Share-based compensation	6.8	5.0	10.7	10.1
Deferred income taxes	(5.3)	(6.5)	(9.9)	3.5
Other non-cash changes	7.3	4.8	12.3	11.0
Changes in operating assets and liabilities:
Inventories	(2.2)	1.5	(10.1)	5.0
Accounts receivable	(0.8)	(0.7)	(3.4)	0.7
Other assets	7.0	(9.4)	(1.4)	(10.8)
Accounts payable and accrued liabilities	(11.6)	(1.3)	(11.8)	(0.2)
Income tax receivable / payable	1.3	(7.5)	2.7	(4.8)
Other liabilities	(6.0)	—	(8.7)	(3.6)
Uncertain tax position liabilities	58.7	55.1	114.4	152.8
Proceeds received from insurance for operating expenses	5.7	—	5.7	1.5
Net cash provided by operating activities	86.1	71.3	136.8	210.5
Cash flows from investing activities
Purchases of property and equipment	(11.6)	(26.3)	(28.5)	(41.8)
Purchases of internal use software	(4.4)	(6.5)	(8.4)	(11.5)
Maturities of short-term investments	—	—	60.4	—
Other proceeds	7.4	0.3	11.4	1.9
Other purchases and payments	—	(0.5)	(0.2)	(0.5)
Net cash provided by (used in) investing activities	(8.6)	(33.0)	34.8	(51.9)
Cash flows from financing activities
Payments on long-term borrowings	(3.6)	(2.3)	(5.5)	(4.1)
Payments for taxes related to net share settlement of equity awards	(0.1)	(0.1)	(0.3)	(0.1)
Proceeds from equity exercises	—	—	—	0.2
Other payments and distributions	(2.2)	(6.8)	(4.6)	(9.8)
Other proceeds	—	—	—	3.0
Net cash used in financing activities	(5.8)	(9.2)	(10.3)	(10.7)
Net increase in cash, cash equivalents, and restricted cash	71.6	29.2	161.3	147.8
Cash, cash equivalents, and restricted cash, beginning of period	329.4	326.9	239.7	208.0
Cash and cash equivalents of discontinued operations, beginning of period	—	—	—	0.3
Less: cash and cash equivalents of discontinued operations, end of period	—	—	—	—
Cash, cash equivalents, and restricted cash, end of period	$401.0	$356.1	$401.0	$356.1

The consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net (loss) income, adjusted net (loss) income per diluted share, and free cash flow.
The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by basic and diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures.
Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Six Months Ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Net loss attributable to common shareholders	$(13.8)	$(12.0)	$(32.9)	$(46.7)	$(35.1)
Add (deduct) impact of:
Interest expense, net	$16.4	$15.4	$16.3	$32.7	$30.1
Interest income	$(3.6)	$(4.0)	$(3.1)	$(6.7)	$(7.3)
Provision for income taxes	$54.7	$47.2	$52.5	$107.2	$102.6
Depreciation and amortization	$29.4	$28.1	$29.3	$58.8	$55.8
Depreciation included in cost of goods sold	$13.7	$13.3	$13.9	$27.6	$26.8
EBITDA (Non-GAAP)	$96.8	$88.0	$76.0	$172.8	$173.0
EBITDA Margin (Non-GAAP)	32%	29%	26%	29%	29%

Impairment and other charges, net of (recoveries)	$(0.3)	$1.2	$1.8	$1.5	$(0.1)
Campaign and political contributions	$4.4	$5.0	$23.0	$27.4	$14.2
Acquisition, transaction, and other non-recurring costs	$1.6	$4.3	$3.1	$4.7	$8.0
Share-based compensation	$6.8	$5.0	$3.9	$10.7	$10.1
Other expense (income), net	$1.0	$1.8	$(0.2)	$0.7	$4.6
Discontinued operations, net of tax, attributable to common shareholders	$0.3	$1.6	$1.6	$1.9	$3.0
Adjusted EBITDA (Non-GAAP)	$110.6	$107.0	$109.2	$219.8	$212.8
Adjusted EBITDA Margin (Non-GAAP)	37%	35%	37%	37%	35%

Reconciliation of Non-GAAP Adjusted Net (Loss) Income (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP adjusted net (loss) income, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Net loss attributable to common shareholders	$(13.8)	$(12.0)	$(32.9)	$(46.7)	$(35.1)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.3	$1.6	$1.6	$1.9	$3.0
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$1.9	$—	$—	$(6.9)
Net loss from continuing operations available to common shareholders	$(13.5)	$(8.5)	$(31.2)	$(44.7)	$(39.1)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$(1.9)	$—	$—	$6.9
Impairment and other charges, net of (recoveries)	$(0.3)	$1.2	$1.8	$1.5	$(0.1)
Campaign and political contributions	$4.4	$5.0	$23.0	$27.4	$14.2
Acquisition, transaction, and other non-recurring costs	$1.6	$4.3	$3.1	$4.7	$8.0
Adjusted net (loss) income (Non-GAAP)	$(7.7)	$0.2	$(3.4)	$(11.1)	$(10.0)

Reconciliation of Non-GAAP Adjusted Net (Loss) Income Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders per share to non-GAAP adjusted net (loss) income per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed are per share except for shares which are in millions)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Net loss attributable to common shareholders	$(0.07)	$(0.06)	$(0.17)	$(0.24)	$(0.18)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.00	$0.01	$0.01	$0.01	$0.02
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$0.01	$—	$—	$(0.04)
Net loss from continuing operations available to common shareholders	$(0.07)	$(0.04)	$(0.16)	$(0.23)	$(0.21)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$—	$(0.01)	$—	$—	$0.04
Impairment and other charges, net of (recoveries)	$0.00	$0.01	$0.01	$0.01	$0.00
Campaign and political contributions	$0.02	$0.03	$0.12	$0.14	$0.07
Acquisition, transaction, and other non-recurring costs	$0.01	$0.02	$0.02	$0.02	$0.04
Adjusted net (loss) income (Non-GAAP)	$(0.04)	$0.00	$(0.02)	$(0.06)	$(0.05)
Basic and diluted shares outstanding	191.2	190.3	191.1	191.2	189.9

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Cash flow from operating activities	$86.1	$71.3	$50.7	$136.8	$210.5
Payments for property and equipment	$(11.6)	$(26.3)	$(16.9)	$(28.5)	$(41.8)
Free cash flow (Non-GAAP)	$74.5	$45.0	$33.9	$108.4	$168.7

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2025 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com
Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com